Exhibit 99.1
August 31, 2026

DeFi Development Corp. Announces Proposed Initial Public Offering of Variable Rate Series C Perpetual Preferred Stock

BOCA RATON, FL — August 31, 2026 — DeFi Development Corp. (Nasdaq: DFDV) (the “Company”), the first U.S. public company with a treasury strategy built around accumulating and compounding Solana (SOL), today announced that it intends to conduct an initial public offering registered under the Securities Act of 1933, as amended, of up to $20 million of shares of its Variable Rate Series C Perpetual Preferred Stock (the “CHAD Stock”). The Company also expects to grant the underwriter a 30-day option to purchase up to an additional 15% of the number of shares of CHAD Stock offered in the offering. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

The CHAD Stock is expected to accrue cumulative dividends at a variable rate per annum on the stated amount of $10.00 per share thereof. Regular dividends on the CHAD Stock will be payable when, as and if declared by the Company’s board of directors or any duly authorized committee thereof, out of funds legally available for their payment, each business day of each calendar month based on the applicable annual dividend rate. The first regular dividend payment will occur on October 1, 2026. The initial daily regular dividend rate per annum will be 13.00%, subject to adjustment in accordance with the terms of the CHAD Stock, with dividends payable daily. The CHAD Stock will be perpetual and will not have a stated maturity date.

At the closing of the offering, the Company intends to establish a dividend reserve in an amount equal to the first 12 months of dividend payments (assuming dividend payments are made at a rate of 13.00% per annum) calculated as of the date of the offering by depositing $1.30 per share of the CHAD Stock into a separate account funded by the Company with existing cash and cash equivalents, financial instruments and/or digital assets.

The Company intends to use the net proceeds from the offering for general corporate purposes, including for working capital, the acquisition of SOL and other digital asset-related investments, strategic transactions and growth initiatives.

R.F. Lafferty & Co., Inc. is acting as sole book-running manager for the offering.

The CHAD Stock will be offered and sold pursuant to a shelf registration statement on Form S-3 (File No. 333-295142), including a base prospectus, filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 17, 2026, and declared effective on April 27, 2026. The offering will be made only by means of a written prospectus. A preliminary prospectus supplement and accompanying prospectus describing the terms of the offering have been or will be filed with the SEC on its website at www.sec.gov. Copies of the preliminary prospectus supplement and the accompanying prospectus relating to the offering may also be obtained from the offices of R.F. Lafferty & Co., Inc., 40 Wall Street, Suite 3602, New York, NY 10005, by email

offerings@rflafferty.com, or by calling 212-293-9090. Before investing in this offering, interested parties should read in their entirety the preliminary prospectus supplement and the accompanying prospectus and the other documents that the Company has filed with the SEC that are incorporated by reference in such preliminary prospectus supplement and the accompanying prospectus, which provide more information about the Company and such offering.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities referred to in this press release, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About DeFi Development Corp.
DeFi Development Corp. (Nasdaq: DFDV) has adopted a treasury policy under which the principal holding in its treasury reserve is allocated to SOL. Through this strategy, the Company provides investors with direct economic exposure to SOL, while also actively participating in the growth of the Solana ecosystem. In addition to holding and staking SOL, DeFi Development Corp. operates its own validator infrastructure, generating staking rewards and fees from delegated stake. The Company is also engaged across decentralized finance (DeFi) opportunities and continues to explore innovative ways to support and benefit from Solana’s expanding application layer.
The Company is also an AI-powered online platform that connects the commercial real estate industry by providing value-add services and software subscriptions to multifamily and commercial property professionals, as the Company connects the increasingly complex ecosystem that stakeholders have to manage. The Company’s data and software offerings are generally offered on a subscription basis as software as a service.

Forward Looking Statements
This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include statements regarding the proposed public offering of CHAD Stock and the use of proceeds, and can be identified by words such as "anticipate," "intend," "plan," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company's current beliefs, expectations, and assumptions regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside of the Company's control. The Company's actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.
Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) fluctuations in the market price of SOL and any associated losses that the Company may incur as a result of a decrease in the market price of SOL; (ii) a failure for the demand for SOL, or activity on the SOL network, to continue to develop and grow as predicted in our DFDV Model or at all; (iii) volatility in our stock price, including due to future issuances of common stock and securities convertible into common stock; (iv) the effect of and uncertainties related to the ongoing volatility in interest rates; (v) our ability to achieve and maintain profitability in the future; (vi) the impact on our business of the regulatory environment and complexities of complying with such environment, including changes in securities laws or other laws or regulations; (vii) changes in the accounting treatment relating to the Company's SOL holdings; (viii) our ability to respond to general economic conditions; (ix) our ability to manage our growth effectively and our expectations regarding the development and expansion of our business; (x) our ability to access sources of capital, including debt financing and other sources of capital to finance operations and growth; and (xi) other risks and uncertainties more fully described in the section captioned "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other reports we file with the Securities and Exchange Commission.
As a result of these matters, changes in facts, assumptions not being realized, or other circumstances, the Company's actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Investor Contact:
ir@defidevcorp.com

Media Contact:
press@defidevcorp.com